UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2011

INNOLOG HOLDINGS CORPORATION
(Exact name of Registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	005-85825 (Commission File Number)	68-0482472 (IRS Employer Identification Number)

4000 Legato Road, Suite 830
Fairfax, Virginia 22033
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 766-1412

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

ITEM 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review

On May 10, 2011 our Principal Executive Officer, Principal Financial Officer and the Chairman of our Audit Committee concluded that our previously issued consolidated financial statements for the three months ended March 31, 2010, the six months ended June 30, 2010 and the nine months ended September 30, 2010 should no longer be relied upon.  The consolidated financial statements for the three months ended March 31, 2010 and for the six months ended June 30, 2010 were included in amendments to our Current Report on Form 8-K which was originally filed with the Securities and Exchange Commission on August 16, 2010.  The amendments were filed with the Securities and Exchange Commission on August 16, 2010 and October 15, 2010, respectively.  The consolidated financial statements for the nine months ended September 30, 2010 were included in our Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission on November 22, 2010.  The errors in the consolidated financial statements include the following:

(i)           The notes payable are understated by $359,405;

(ii)           Expenses incurred by related parties on behalf of Innolog Holding Corporation (the “Company”) were misstated; and

(iii)           Dividends to Innolog’s former sole stockholder were misstated.

The effects of the adjustments are illustrated below:

	Originally	Adjustment	Restated
	Reported	Required	Amounts
Three months ended
March 31, 2010

Consolidated Balance Sheet
Total Assets	$4,866,665	No adjustment	$4,866,665
Total Liabilities	$7,995,244	(i) increase in notes payable of $359,405	$8,354,649
Total Stockholder’s Equity	$(3,128,579)	(ii) increase in dividend paid of $156,954	$(3,489,628)
		(ii) increase in accumulated deficit of $204,095
Consolidated Statement of Operations
Net Loss	$(436,043)	(ii) increase in other expense of $204,095	$(640,138)

		(ii) increase in net loss of $204,095
Consolidated Statement of Stockholder’s Equity
Common Stock	$20,000	No adjustment	$20,000
Preferred Stock	$0	No adjustment	$0
Additional Paid in Capital	$520,000	No adjustment	$520,000
Accumulated Deficit	$(3,247,317)	(ii) increase in dividends paid of $156,954	$(3,608,366)
		(ii) increase in net loss of $204,095
Six months ended
June 30, 2010

Consolidated Balance Sheet
Total Assets	$4,365,000	No adjustment	$4,365,000
Total Liabilities	$7,039,209	(i) increase in notes payable of $359,405	$7,398,614
Total Stockholder’s Equity	$(2,674,209)	(ii) increase in dividend paid of $544,919	$(3,033,415)
		(ii) decrease in accumulated deficit of $185,713
Consolidated Statement of Operations
Net Loss	$(553,772)	(ii) increase in other expense of $41,600	$(368,059)
		(ii) decrease in bad debt expense of $227,113
		(ii) decrease in net loss of $185,713
Consolidated Statement of Stockholder’s Equity
Common Stock	$20,000	No adjustment	$20,000
Preferred Stock	$36,965	No adjustment	$36,965
Additional Paid in Capital	$852,683	No adjustment	$852,683
Accumulated Deficit	$(3,583,857)	(ii) increase in dividends paid of $544,919	$(3,943,063)
		(ii) decrease in net loss of $185,713

Nine Months Ended
September 30, 2010

Consolidated Balance Sheet
Total Assets	$1,189,321	No adjustment	$1,189,321
Total Liabilities	$7,738,380	(i) increase in notes payable of $359,405	$8,097,785
Total Stockholder’s Equity	$(6,549,059)	(ii) increase in dividend paid of $544,919	$(6,908,465)
		(ii) decrease in accumulated deficit of $185,513
Consolidated Statement of Operations
Net Loss	$(4,432,622)	(ii) decrease in other expense of $97,303	$(4,247,109)
		(ii) decrease in bad debt expense of $88,210
		(ii) decrease in net loss of $185,513
Consolidated Statement of Stockholder’s Equity
Common Stock	$13,630	No adjustment	$13,630
Preferred Stock	$37,365	No adjustment	$37,365
Additional Paid in Capital	$862,653	No adjustment	$862,653
Accumulated Deficit	$(7,462,707)	(ii) increase in dividends paid of $544,919	$(7,822,113)
		(ii) decrease in net loss of $185,513

We intend to file an amended Form 8-K and an amended Form 10-Q as soon as practicable.  Until the restated reports are filed, we are continuing our investigations with respect to these matters as well as any other potential additional adjustments.

Management is assessing the effect of the restatement on our internal control over financial reporting and our disclosure controls and procedures.  Management will not reach a final conclusion on the effect of the restatements on internal control over financial reporting and disclosure controls and procedures until completion of the restatement process.

Our Principal Executive Officer and Principal Financial Officer have discussed these matters with our independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 12, 2011
INNOLOG HOLDINGS CORPORATION

By:	/s/ William Danielczyk
William Danielczyk
Executive Chairman